For Period ended 11/30/2010              Series 13,14,15,16,19,20,21
File Number 811-7852


Sub-Item 77Q3:     Exhibits

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the following are additional sub-custodians for the series, listed above:


Sub-custodian:     HSBC Bank Bermuda Limited
Foreign Country:     Bermuda
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     State Street Trust Company Canada
Foreign Country:     Canada
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     UniCredit Bank Czech Republic a.s.
Foreign Country:     Czech Republic
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     BNP Paribas Securities Services, S.A.
Foreign Country:     Portugal
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     UniCredit Bank Slovakia a.s.
Foreign Country:     Slovak Republic
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     Standard Chartered Bank (Taiwan) Limited
Foreign Country:     Taiwan ROC
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     Barclays Bank of Uganda Limited
Foreign Country:     Uganda
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     ING Bank Ukraine
Foreign Country:     Ukraine
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     HSBC Bank Middle East Limited
Foreign Country:     United Arab Emirates Dubai Financial Market
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     HSBC Bank Middle East Limited
Foreign Country:     United Arab Emirate Dubai Intl Financial Center
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     HSBC Bank Middle East Limited
Foreign Country:     United Arab Emirates Abu Dhabi
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     State Street Bank and Trust Co., UK Branch
Foreign Country:     United Kingdom
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     Banco Itau Uruguay S.A.
Foreign Country:     Uruguay
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     Citibank, N.A.
Foreign Country:     Venezuela
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     HSBC Bank (Vietnam) Limited
Foreign Country:     Vietnam
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     Barclays Bank of Zambia Plc.
Foreign Country:     Zambia
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     Barclays Bank of Zimbabwe Limited
Foreign Country:     Zimbabwe
Type of Custody:     Foreign Custodian Rule 17f-5